EXHIBIT 99


List of Pending Cases

         The following sets forth the principal parties to the proceedings referred to in Item 3 of this Form 10-K in which Registrant is currently named as a defendant, the court in which such proceedings are pending and the date such proceedings were instituted against Registrant:

         Adkins v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Akers v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Allen v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Altman v. Fortune Brands, Inc., et al., Supreme Court of New York, New York County, December 16, 1997;

         Anderson, C. v. Fortune Brands, Inc., et al., Supreme Court of New York, Kings County, October 30, 1997;

         Anderson, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Anderson, J. v. The American Tobacco Company, et al., Circuit Court of Knox County, Tennessee, May 23, 1997;

         Anes v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 1, 1997;

         Arnett v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 28, 1998;

         Austin v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Avallone v. The American Tobacco Company, et al., Superior Court of New Jersey, Middlesex County, April 23, 1998;

         Badillo v. The American Tobacco Company, et al., United States District Court for the District of Nevada, October 8, 1997;

         Badon v. R.J.R. Nabisco, Inc., et al., Judicial District Court, Parish of Cameron, Louisiana, May 23, 1994;

         Baum v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Beckom (State of Tennessee) v. The American Tobacco Company, et al., United States District Court, Eastern Division of Tennessee, May 8, 1997;

         Bellows v. The American Tobacco Company, et al., Supreme Court of New York, New York County, December 1, 1997;

         City of Birmingham v. The American Tobacco Company, et al., United States District Court of the Northern District of Alabama, May 28, 1997;

         Bishop v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Bland v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Bocook v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Boggess v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Bolin v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Boone v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

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         Bowden v. The American Tobacco Company, et al., United States District
Court, Western District of Virginia, January 6, 1999;

         Bradford v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Brammer v. The American Tobacco Company, et al., United States District Court for the Southern District of Iowa, June 30, 1997;

         Brogan v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Brown, A. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Brown, E. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Brown, W. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Brown-Jones v. The American Tobacco Company, et al., Superior Court of Georgia, Richmond County, January 13, 1998;

         Brumfield v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Bryant v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Burdette v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Byus v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

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         Caiazzo v. The American Tobacco Company, et al., Supreme Court of New
York, Richmond County, September 26, 1997;

         Cameron v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997;

         Carll v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 20, 1997;

         Carter v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Castano v. The American Tobacco Company, et al., United States District Court for the Eastern District of Louisiana, March 29, 1994;

         Cavanagh v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 6, 1997;

         Chamberlain v. The American Tobacco Company, et al., United States District Court for the Northern District of Ohio, August 14, 1996;

         Childers v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Clay, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Clay, J. v. The American Tobacco Company, et al., United States District Court for the Southern District of Illinois, May 22, 1997;

         Clayton v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Coleman, I. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Coleman, L. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Colfield v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998;

         Collins v. The American Tobacco Company, et al., Supreme Court of New York, Westchester County, May 16, 1997;

         Combs v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Compton v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Condon v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 13, 1997;

         Conley v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Connor v. The American Tobacco Company, et al., Second Judicial District Court of Bernalillo County, New Mexico, October 10, 1996;

         Construction Laborers of Greater St. Louis Welfare Fund, et al. v. The American Tobacco Co., et al., United States District Court for the Eastern District of Missouri, October 20, 1998;

         Cook v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998;

         Cooper v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Cotroneo v. Fortune Brands, Inc., Supreme Court of New York, New York County, October 21, 1997;

         Cottrill, C. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

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         Cottrill, L. v. The American Tobacco Company, et al., Circuit Court of
the State of West Virginia, Kanawha County, October 1, 1998;

         County of Allegheny v. The American Tobacco Co., et al., United States District Court for the Western District of Pennsylvania, March 12, 1999;

         Coyne v. American Brands, et al., United States District Court for the Northern District of Ohio, September 16, 1996;

         Craig v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Crane v. The American Tobacco Company, et al., Supreme Court of New York, New York County, April 4, 1997;

         Creech v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, January 6, 1997;

         Creekmoore v. Brown & Williamson Tobacco Corporation, et al., Superior Court of the State of North Carolina, Buncombe County, July 31, 1998;

         Crites v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Cunningham v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Daley v. The American Tobacco Company, et al., Circuit Court of Cook County, Illinois, July 7, 1997;

         Daly v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 1, 1997;

         Daniels v. The American Tobacco Company, et al., United States District Court, Southern District of California, April 2, 1998;

         DaSilva v. The American Tobacco Company, et al., Supreme Court of New York, New York County, April 3, 1997;

         Davis v. R.J. Reynolds Tobacco Company, et al., Iowa District Court, Polk County, October 23, 1997;

         Dean v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Dempsey v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         DiBacco v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         DiGirolamo v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Duffield v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Duncan v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Dzak v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, December 8, 1996;

         Eanes v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Edwards v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         El-Haddi v The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

         Emig v. The American Tobacco Company, et al., 18th Judicial District Court of Sedgwick County, Kansas, Civil Department, February 6, 1997;

         Evans, B. v. Philip Morris Incorporated, et al., Circuit Court of Jasper County, Mississippi, June 10, 1997;

         Evans, R. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 23, 1996;

         Ferguson v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

         Fife v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Fink v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 6, 1997;

         Folkman v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 28, 1998;

         Freeman v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Fuller v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Gauze v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Geiger v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, May 1, 1997;

         Gelfond v. Fortune Brands, Inc., et al., Supreme Court of New York, New York County, May 1, 1998;

         Gillespie v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Gilman v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Glaser v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, July 21, 1997;

         Golden v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 3, 1997;

         Graham v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Greco v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, June 27, 1997;

         Greenfield v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, January 28, 1998;

         Gruder v. Fortune Brands, Inc., et al., Supreme Court of New York, Kings County, December 17, 1997;

         Guilloteau v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, December 1, 1997;

         Hall v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Hansen, C., v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 16, 1997;

         Hansen, P. v. The American Tobacco Company, et al., United States District Court for the State of Arkansas, Western Division, November 4, 1996 (under caption "McGinty");

         Harbert v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Harding v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Harley v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, August 28, 1998;

         Heaster v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Hellen v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 23, 1996;

         Helt v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998;

         Hibbs v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Hieneman v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Hodge v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Hodges v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Holbrook v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Huffman v. American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, February 13, 1998;

         Humphreys v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Husty v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Inzerilla v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, July 16, 1996;

         Jackson v. Philip Morris Incorporated, et al., District Court of Salt Lake County, Utah, March 10, 1998;

         Jaust v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 10, 1997;

         Jenkins v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Jividen v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Mason County, January 13, 1999;

         Johnson v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Jones v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Juliano v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, July 24, 1997;

         Keenan v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 15, 1997;

         Keene v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Kennon v. Brown & Williamson Tobacco Corp., et al., District Court for East Baton Rouge, State of Louisiana, October 3, 1997;

         Kestenbaum v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 23, 1997;

         Keyes v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         King, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         King, J. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Knutsen v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, October 11, 1996;

         Kotlyar v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, December 1, 1997;

         Krochtengel v. The American Tobacco Co., et al., Supreme Court of New York, Kings County, July 15, 1998 (under caption "Newberg");

         Kupat Holim Clalit v. Philip Morris, Inc., et al., Jerusalem District Court, September 28, 1998;

         Labriola v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, May 28, 1997;

         Larkin v. The American Tobacco Company, et al., Court of Common Pleas of Pennsylvania, Allegheny County, June 27, 1997;

         LeBrun v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Lehman v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 10, 1997;

         Leibstein v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997;

         Leiderman v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, July 2, 1997;

         Lennon v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 5, 1997;

         Lien v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, April 28, 1997;

         Likens v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

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         Litke v. American Brands, Inc., et al., Supreme Court of New York,
Kings County, May 7, 1997;

         Little v. Brown & Williamson Tobacco Corp., et al., Court of Common Pleas, Charleston, South Carolina, May 26, 1998;

         Lombardo v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 6, 1997;

         Long, J. v. The American Tobacco Company, et al., Supreme Court of New York, Bronx County, September 24, 1997;

         Long, S. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         LoPardo v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, September 25, 1997;

         Lucca v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, February 3, 1997;

         Lynch v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 24, 1997;

         Magnus v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, May 6, 1998;

         Maisonet v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 12, 1997;

         Mallett v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Margolin v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, November 22, 1996;

         Martin v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, June 30, 1997;

         Maynard v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         McCormick v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         McCune v. The American Tobacco Company, et al., United States District Court for the Southern District of West Virginia, January 31, 1997;

         McGuinness v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 30, 1997;

         McLane v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 13, 1997;

         McNelly v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Mednick v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 20, 1997;

         Miller, B. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Miller, J. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Mishk v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 2, 1997;

         Mitchem v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Morris v. R.J. Reynolds, et al., Circuit Court of the State of West Virginia, Kanawha County, March 13, 1998;

         Mounts v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Murphy v. The American Tobacco Company, et al., United States District Court for the District of Nevada, Southern Division, January 6, 1998;

         National Asbestos Workers Medical Fund v. The American Tobacco Company, et al., United States District Court, Eastern District of New York, March 27, 1988;

         Newell v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 3, 1997;

         Newkirk v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Norton v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Southern District of Indiana, May 3, 1996;

         O'Hara v. The American Tobacco Company, et al., Supreme Court of New York, New York County, February 23, 1998;

         Orr v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 29, 1997;

         Owen v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Panama (Republic of Panama) v. The American Tobacco Co., et al., United States District Court of Louisiana, August 25, 1998;

         Parsons v. AC&S, Inc., et al., Circuit Court of the State of West Virginia, Kanawha County, February 27, 1998;

         Pennetti v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, April 13, 1998;

         Perez v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, June 23, 1997;

         Perri v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, October 17, 1997;

         Peterson v. The American Tobacco Company, et al., Circuit Court of the First Circuit, Hawaii, February 6, 1997;

         Phillips v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Piccione v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, September 29, 1997;

         Piscitello v. Philip Morris Incorporated, et al., Superior Court of New Jersey Law Division, Middlesex County, July 28, 1997;

         Portnoy v. The American Tobacco Company, et al., Supreme Court of New York, New York County, October 21, 1997;

         Price v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Ramsey v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Randolph v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Reitano v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 22, 1996;

         Rico v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 30, 1998;

         Rinaldi v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, January 6, 1997;

         Ritchie v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Ritenour v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Rose, G. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Rose, N. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, December 18, 1996;

         Roseff v. The American Tobacco Company, et al., Supreme Court of New York, New York County, December 2, 1997;

         Rubinobitz v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997;

         Sanders v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Schulhoff v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, October 7, 1997;

         Schwartz, I. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 19, 1997;

         Schwartz, P. v. The American Tobacco Company, et al., Supreme Court New York, Kings County, December 9, 1996;

         Scott v. The American Tobacco Company, et al., United States District Court for the Eastern District of Louisiana, Orleans Parish, May 28, 1996;

         Senzer v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, May 13, 1997;

         Shamblen v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Shapiro v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 17, 1997;

         Shipunoff v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998;

         Shultz v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, December 5, 1997;

         Siegel v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 22, 1996;

         Simmons v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, April 1, 1998;

         Smith, B.J. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, August 27, 1997;

         Smith, C. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Sola v. The American Tobacco Company, et al., Supreme Court of New York, Bronx County, July 16, 1996;

         Sopsher, C. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Sopsher, C. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Speece v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Sprung v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 13, 1997;

         Standish v. The American Tobacco Company, Supreme Court of New York, Bronx County, July 11, 1997;

         Stern v. Liggett Group, Inc., Supreme Court of New York, New York County, January 29, 1997;

         Stockton v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Stone v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Sumpter v. American Tobacco Company, et al., Superior Court of Indiana, Marion County, February 26, 1998;

         Surgeon v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Sweeney v. The American Tobacco Co., et al., Court of Common Pleas, State of Pennsylvania, Allegheny County, October 30, 1998;

         Tantum v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, December 21, 1998;

         Tepper v. Philip Morris Incorporated, et al., Superior Court of New Jersey, Law Division, Bergen County, May 28, 1997;

         Thomas v. The American Tobacco Co., et al., Circuit Court, State of Missouri, Jefferson County, October 9, 1998;

         Thompson, B. v. The American Tobacco Co., et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Thompson, E. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Thompson, G. v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 30, 1997;

         Thompson, J. v. American Tobacco Company, Inc., et al., State of Minnesota District Court, County of Ramsey Judicial District, September 4, 1996 (under caption "Masepohl");

         Tiscavitch v. The American Tobacco Co., et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, May 28, 1998;

         Tranquill v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         University of South Alabama v. The American Tobacco Company, et al., United States District Court, Southern Division of Alabama, May 23, 1997;

         Upshur v. The American Tobacco Company, et al., Court of Common Pleas for the County of Philadelphia, Pennsylvania, October 10, 1997;

         Utah Laborers, et al. v. The American Tobacco Company, et al., United States District Court for the District of Utah, June 4, 1998;

         Valentin v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, September 2, 1997;

         Vance v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Van Fossen v. The American Tobacco Co., et al., United States District Court for the Eastern District of California, September 3, 1998;

         Vaughn v. Philip Morris, Inc., et al., United States District Court for the Western District of Virginia, December 17, 1998;

         Wagner v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, April 17, 1997;

         Walgreen v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 23, 1997;

         Walls v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Wayne v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, July 31, 1998;

         Weese v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Werner v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, December 12, 1997;

         Whaley v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Whiddon v. The American Tobacco Company, Inc., et al., 36th Judicial District Court, Parish of Beauregard, Louisiana, December 19, 1997;

         Wilkinson v. The American Tobacco Company, et al., Circuit Court, Putnam County, West Virginia, January 19, 1999;

         Williams v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 28, 1998;

         Wills v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Wiseman v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Woods, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Woods, H. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Wright v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha County, October 1, 1998;

         Young v. The American Tobacco Company, et al., Civil District Court for the Parish of Orleans, Louisiana, November 12, 1997;

         Zarudsky v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997;

         Zeringue v. The American Tobacco Co., et al., District Court of Louisiana, Jefferson Parish, September 9, 1998; and

         Zuzalski v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, April 3, 1997.

List of Cases Terminated

         With regard to proceedings of the above types which have been terminated and not previously reported as such:

         Aksamit v. Brown & Williamson Tobacco Corporation, et al., which was previously pending in the United States District Court for the District of South Carolina, and instituted on November 20, 1997, was voluntarily dismissed without prejudice on June 18, 1998;

         Coyle v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Northern District of Nevada, and instituted on January 26, 1998, was dismissed without prejudice on August 12, 1998;

         Cresser v. The American Tobacco Company, et al., which was previously pending in the Supreme Court of New York, Kings County, and instituted on October 10, 1996, was dismissed per stipulation with prejudice on November 19, 1998;

         Demos v. John Doe/Manufacturer, which was previously pending in the United States District Court for the District of Connecticut, and instituted on September 11, 1997, was dismissed on appeal by the U.S. Court of Appeals for the Second Circuit on November 9, 1998 and no Petition of Certiorari was filed with the Supreme Court of the United States within the statutory filing period;

         Gallup v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Northern District of Nevada, and instituted on May 21, 1998, was voluntarily dismissed by the plaintiffs on August 25, 1998;

         State of Hawaii v. Brown & Williamson Tobacco Corporation, et al., which was previously pending in the Circuit Court of the First Circuit, Hawaii, and instituted on January 31, 1997, was dismissed on December 10, 1998 pursuant to the Master Settlement Agreement entered into by certain U.S. tobacco companies, including Brown & Williamson Tobacco Corporation ("MSA");

         Herrera v. The American Tobacco Company, et al., which was previously pending in the Fourth Judicial District of Utah County, Utah, and was instituted on January 28, 1998, was dismissed by the plaintiffs without prejudice on October 1, 1998;

         Ieyoub (State of Louisiana) v. The American Tobacco Company, et al., which was previously pending in the District Court of Calcasieu Parish, Louisiana, and instituted on March 13, 1996, was dismissed pursuant to the MSA on December 11, 1998;

         State of Iowa v. The American Tobacco Company, et al., which was previously pending in the District Court of Iowa, Polk County, and instituted on November 27, 1996, was dismissed pursuant to the MSA on December 7, 1998;

         Kelley (State of Michigan) v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of Ingham County, Michigan, and instituted on August 21, 1996, was dismissed pursuant to the MSA on December 7, 1998;

         Knowles v. The American Tobacco Company, et al., which was previously pending in the Civil District Court of Louisiana, Parish of Orleans County, and instituted on June 30, 1997, was voluntarily dismissed by the plaintiffs without prejudice on December 28, 1998;

         Landry v. The American Tobacco Company, et al., which was previously pending in the District Court for East Baton Rouge, State of Louisiana, and instituted on May 18, 1998, was voluntarily dismissed by the plaintiffs in September, 1998;

         Lyons v. Brown & Williamson Tobacco Company, et al., which was previously pending in the Superior Court of Georgia, Fulton County, and instituted on May 27, 1997, was voluntarily dismissed without prejudice on December 7, 1998;

         McGraw (State of West Virginia) v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on September 20, 1994, was dismissed pursuant to the MSA on December 11, 1998;

         State of Missouri v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of Missouri, St. Louis County, and instituted on May 12, 1997, was dismissed pursuant to the MSA on March 5, 1999;

         State of Nevada v. Philip Morris Incorporated, et al., which was previously pending in the Second Judicial District of Nevada, Washoe County, and instituted on May 21, 1997, was dismissed pursuant to the MSA on December 10, 1998;

         State of New Mexico v. The American Tobacco Company, et al., which was previously pending in the First Judicial District of New Mexico, Santa Fe County, and instituted on May 27, 1997, was dismissed pursuant to the MSA on December 11, 1998;

         State of New York v. Philip Morris, Incorporated, et al., which was previously pending in the United States District Court, Southern District of New York, and instituted on January 27, 1997, was dismissed pursuant to the MSA on December 23, 1998;

         Oklahoma (State of Oklahoma) v. The American Tobacco Company, et al., which was previously pending in the District Court for Cleveland County, Oklahoma, and instituted on August 22, 1996, was dismissed pursuant to the MSA on December 1, 1998;

         Commonwealth of Puerto Rico v. Brown & Williamson Tobacco Company, et al., which was previously pending in the United States District Court, Division of Puerto Rico, and instituted on June 17, 1997, was dismissed pursuant to the MSA on December 9, 1998;

         Rhode Island (State of Rhode Island) v. Brown & Williamson as Successor, which was previously pending in the Superior Court of Providence, Rhode Island, and instituted on July 17, 1997, was dismissed pursuant to the MSA on December 17, 1998;

         Rivenburgh v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Southern District of Nevada, and instituted on January 6, 1998, was voluntarily dismissed by the plaintiffs on November 6, 1998;

         State of South Carolina v. Brown & Williamson Tobacco Company, et al., which was previously pending in the Court of Common Pleas of South Carolina, Richmond County, and instituted on May 12, 1997, was dismissed pursuant to the MSA on December 31, 1998;

         Sparks v. Brown & Williamson Tobacco Corp., et al., which was previously pending in the Court of Common Pleas for Trumbull County, Ohio, and instituted on July 16, 1998, was voluntarily dismissed on July 30, 1998;

         Tucker v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Northern District of Nevada, and was instituted on January 26, 1998, was dismissed without prejudice on August 12, 1998;

         Ulrich, S. v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Southern District of Nevada, and was instituted on January 6, 1998, was voluntarily dismissed by the plaintiffs on November 6, 1998;

         State of Utah v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the District of Utah, Central Division, and instituted on September 30, 1996, was dismissed pursuant to the MSA on January 6, 1999; and

         White v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Southern District of Mississippi, Western Division, and instituted on April 18, 1997, was voluntarily dismissed by the plaintiffs without prejudice on September 18, 1998.




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